UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 2, 2011

CONVERTED ORGANICS INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33304	204075963
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

137A LEWIS WHARF, BOSTON, Massachusetts		02110
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	617-624-0111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 2, 2011, Converted Organics Inc. ("Company," "we," "our," or "us"), Iroquois Master Fund, Ltd. ("IMF") and Iroquois Capital Opportunity Fund, Ltd. ("ICOF") entered into an agreement pursuant to which IMF agreed to exchange the convertible note issued on April 20, 2011 in the aggregate original principal amount of $3,850,000 (the "Original Note"), which had $3,474,797.60 of principal outstanding on November 2, 2011, for a senior secured convertible in the aggregate original principal amount of $3,474,797.60 (the "New Note").

The terms of the New Note are substantially identical to the terms of the Original Note (as previously disclosed in the Company’s Forms 8-K filed April 1, 2011; August 10, 2011; and October 20, 2011), provided that the Company is not required to amortize payment for the New Note and the principal and interest on the New Note is now due on May 2, 2012, instead of February 17, 2012.

We and our subsidiaries previously entered into a security agreement with the holder of the Original Note pursuant to which we granted the holder a security interest in all of our assets securing our obligations under the Original Note. In addition, our subsidiaries entered into guaranty agreements with the Original Note holder pursuant to which the subsidiaries guaranteed our obligations under the Original Note. We agreed that the New Note does not extinguish the indebtedness evidenced by the Original Note and is not a novation, repayment or re-borrowing thereof but rather is given in exchange for, and in replacement and substitution of, the Original Note. Accordingly, such guaranty continues to remain in full force and effect with respect to the New Note.

The foregoing descriptions of the Agreement and the New Note and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Agreement and the New Note attached hereto as exhibits and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is hereby incorporated by reference. The New Note was issued in reliance on Section 3(a)(9) under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

4.1 Form of Senior Secured Convertible Note

10.1 Letter Agreement by and among Converted Organics Inc., Iroquois Master Fund, Ltd. and Iroquois Capital Opportunity Fund, Ltd.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERTED ORGANICS INC.

November 3, 2011	By:	/s/ Edward J. Gildea

Name: Edward J. Gildea
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

4.1	Form of Senior Secured Convertible Note
10.1	Letter Agreement by and among Converted Organics Inc., Iroquois Master Fund, Ltd. and Iroquois Capital Opportunity Fund, Ltd.